UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2006

                              MAGYAR BANCORP, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                       0-51726               20-4154978
-----------------------------         ----------------     -------------------
(State or Other Jurisdiction)       (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)


400 Somerset Street, New Brunswick, New Jersey                       08901
----------------------------------------------                    -----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (732) 342-7600
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition
            ---------------------------------------------

     On July 26, 2006, Magyar Bancorp, Inc. (the "Company") issued a press release regarding its results of operations and financial condition at and for the three months and nine months ended June 30, 2006. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release text is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses at and for the three months and nine months ended June 30, 2006, as part of its Form 10-QSB covering that period.



Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)         Financial Statements of businesses acquired. Not Applicable.

(b)         Pro forma financial information. Not Applicable.

(c)         Shell Company Transactions. Not Applicable

(d)         Exhibits.

            The following Exhibit is attached as part of this report:


            99.1 Press release dated July 26, 2006, announcing the Company's results of operations and financial condition at and for the three months and nine months ended June 30, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       MAGYAR BANCORP, INC.



DATE: July 27, 2006                   By: /s/ Elizabeth E. Hance
                                           ------------------------------
                                           Elizabeth E. Hance
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------

          99.1 Press release dated July 26, 2006, announcing the Company's results of operations and financial condition at and for the three months and nine months ended June 30, 2006.